1 A Diversified Holding Company www.starequity.com Creating Shareholder Value through Organic Growth, Acquisitions, and Share Repurchases Investor Presentation September 2025 Common Stock: Nasdaq: STRR Series A 10% Preferred Stock: Nasdaq: STRRP 2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, (1) global economic fluctuations, (2) the Company’s ability to successfully achieve its strategic initiatives, (3) risks related to potential acquisitions or dispositions of businesses by the Company, (4) unexpected costs, charges or expenses resulting from the Merger, (5) potential adverse reactions or changes to business relationships resulting from the completion of the Merger, (6) risks related to the inability of the combined company to successfully operate as a combined business, (7) risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results, (8) risks related to fluctuations in the Company’s operating results from quarter to quarter due to various factors such as rising inflationary pressures and interest rates, (9) the loss of or material reduction in our business with any of the Company’s largest customers, (10) the ability of clients to terminate their relationship with the Company at any time, (11) competition in the Company’s markets, (12) the negative cash flows and operating losses that may recur in the future, (13) risks relating to how future credit facilities may affect or restrict our operating flexibility, (14) risks associated with the Company’s investment strategy, (15) risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East, (16) the Company’s dependence on key management personnel, (17) the Company’s ability to attract and retain highly skilled professionals, management, and advisors, (18) the Company’s ability to collect accounts receivable, (19) the Company’s ability to maintain costs at an acceptable level, (20) the Company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology, (21) risks related to providing uninterrupted service to clients, (22) the Company’s exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company’s business reorganization initiatives, and limits on related insurance coverage, (23) the Company’s ability to utilize net operating loss carryforwards, (24) volatility of the Company’s stock price, (25) the impact of government regulations and deregulation efforts, (26) restrictions imposed by blocking arrangements, (27) risks related to the use of new and evolving technologies, (28) the adverse impacts of cybersecurity threats and attacks and (29) those risks set forth in “Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.” Additional information concerning these, and other factors is contained in the Company's filings with the Securities and Exchange Commission (“SEC”). These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation reflects management’s views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Forward-Looking Statements 3 Executive Summary (1) Based on Bloomberg consensus estimates. 1. Low maintenance capex / asset-lite business models 2. Significant organic growth opportunities / growing industries 3. Fragmented markets / availability of bolt-on acquisition targets 4. Excellent local operating management teams 5. Owner mentality Characteristics of Star’s operating businesses and acquisition targets: (2) We expect our revenue to grow 10-15% per year on average over the next 5 years and Adj. EBITDA to grow faster than that rate, excluding acquisitions. Star Equity Holdings, Inc. (“Star” or “STRR”) is well positioned to grow value per share via: 1. Organic growth ($15M 2026E (1) Adj. EBITDA → $40M by 2030 (2)) i. Recent new business wins have created strong backlog 2. Targeted acquisitions of private and/or public companies using cash, debt, and preferred stock 3. Activist investments in microcaps that could be acquisition targets for Star or a strategic buyer Business Expansion 1. Preference for using non-convertible preferred stock for acquisitions rather than common stock 2. Eventual monetization of approx. $20M of non- cash generating assets (real estate & investments) 3. Opportunistic share repurchases (over $10M since 2020); including recent ~8% block purchase Capital Utilization & Asset Monetization 4 Financial and Valuation Highlights (1) Figures are 2026E and based on Bloomberg consensus estimates. (2) Book value of common equity as of YE2025 (i.e., net of preferred stock at liquidation preference) based on Bloomberg consensus estimates. (3) Excluding operating leases. (4) Excluding operating leases, preferred stock, owned real estate, and investments. (5) Assuming eventual monetization of approx. $20M of non-cash generating assets (real estate, Catalyst MedTech, other investments) and excluding leases and preferred stock. $1.48 2026E Adj. EPS $240M NOLs as of 12/31/2024 $255M 2026E Revenue $15M 2026E Adj. EBITDA Pro forma Financial Highlights (1) We believe STRR, as a stock, is cheap on any measure (1): Star has a negative EV and STRR stock is trading below cash per share (5) EV/EBITDA: ~0.0x EV/Revenue: ~0.0x EV/EBITDA: 3.1x EV/Revenue: 0.2x Price/Book (2): 0.7x FCF Yield: 14.6% Price/Earnings: 6.3x EV Calculation A (3): Unlevered Metrics (i.e., based on EV) Levered Metrics (i.e., Based on Equity Value ) EV Calculation B (4):

5 Capital Structure & Valuation Metrics (1) Includes restricted cash and $5.0M net receivable from brokers. (2) Pro forma as of 06/30/2025. (3) Gross book value of real estate. (4) Excluding operating leases. (5) Based on liquidation preference of $10.00 per share. (6) As of 9/12/2025. (7) Estimated book value of common equity as of YE2025 (i.e., net of preferred stock at liquidation preference) based on Bloomberg consensus estimates. (8) Excluding operating leases. (9) Excluding operating leases, investments, real estate, and STRRP. Capital Structure Select Valuation Metrics Cash (1) (2) $27.7 M Real Estate (2) (3) $10.0 M Public Investments (2) $2.0 M Private Investments (2) $10.3 M Total Debt on Operating Businesses (2) (4) $14.3 M Cash less Debt ("Net Cash") (2) $13.4 M Preferred Stock (2) (5) $26.9 M Common Shares Outstanding (2) 3.5 M Stock Price (6) $9.37 Book Value ("BV") (7) $49.3 M Market Capitalization (6) $32.8 M Preferred Stock (2) (5) $26.9 M Cash less Debt ("Net Cash") (2) ($13.4) M Enterprise Value (a) (8) $46.3 M Preferred Stock (2) (5) ($26.9) M Investments (2) ($12.3) M Real Estate (2) (3) ($10.0) M Enterprise Value (b) (9) ($2.9) M 6 Star’s M&A Opportunity and Team Actively seeking both public and private acquisition opportunities to add to our already strong organic growth; Star’s internal team is equipped to handle all aspects of the investment life cycle from idea origination to deal close similar to teams at PE firms (1) Data from Bloomberg. (2) According to Ballard Spahr LLP. (3) According to the Kreischer Miller Family Business Survey. Public Company Opportunity Set • Over 4,000 public companies with less than $30M of EBITDA in the US (1) o Costs and complexities of being public keep rising o Star is a logical aggregator of select micro-caps, where public company and redundant overhead costs can be eliminated, increasing value for shareholders Private Company Opportunity Set • Large subset of high-quality, privately owned small businesses with ownership seeking an exit • Demographic trends such as the “Silver Tsunami” of baby boomer retirements suggest an increase in business ownership transitions o An est. 12 million baby boomers own private businesses in the U.S.; approx. 4 million have annual revenue of $5 - $100M (2) o ~45% of family-owned businesses lack a succession plan (3) Since 2022, Star’s M&A team has completed the following transactions: 1. 2023 sale of Digirad Health, Inc. to PE-owned TTG Imaging Solutions, LLC for $40M 2. Acquisition of three private companies: I. Big Lake Lumber (‘23), Timber Technologies (‘24), Alliance Drilling Tools (‘25) 3. Investment in Servotronics, Inc. (NYSE: SVT), generating ~340% return after being sold to NYSE: TDG 4. Investment in Superior Drilling Tools (NYSE: SDPI), which was acquired by NASDAQ: DTI Star’s M&A Team includes: 1. STRR management (see slide 9) 2. Three financial / research analysts 3. In-house legal team 7 • Businesses with $10-$50M in revenue and >$2M in EBITDA • Businesses with growth potential and strong local operating management teams • Existing assets, earnings, and cash flows (no start-ups or venture capital-type situations) • Open to publicly traded or privately held businesses o Small public companies that would be more valuable inside our holding company structure • Either platform companies with possible future bolt-on acquisition targets or bolt-ons for existing Star operating businesses Acquisition Criteria: • Look for situations where acquisition target is more valuable inside Star • Free-up operating management teams to maximize operations and pursue growth opportunities • Improve operating and financial performance • Improve access to capital and lower cost of capital • Support bolt-on acquisition diligence and execution for operating companies • Achieve cost synergies through reducing SG&A and/or public company costs o Share certain corporate functions to reduce corporate overhead Acquisition Objectives: Existing Star Verticals: • Construction / Building Solutions / Housing / Building Materials • Staffing / Business Services • Energy Services Potential New Verticals for Star: • Transportation / Logistics • Industrials / Manufacturing • Materials • NO start-ups or VC-type situations Preferred Industries Include: Star’s M&A Strategy 8(1) Public activism efforts are not always in pursuit of acquisition. Differentiated Corporate Strategy and Structure 1 Scale quickly and profitably through organic growth 3 5 Have a long-term partnership approach rather than short-term transactional one 2 4 Have flexible holding periods thanks to an open- ended investment time horizon 6Be a logical aggregator of select microcaps that fit Star’s acquisition criteria Similar to private equity, but with key distinctions allowing Star to: Leverage a mix of cash, debt, and common & preferred stock to offer flexible deal structures to counterparties Pursue both private and public acquisition targets, sometimes through activism (1) Medium-term Goals (~5-year) 1. Outperform the Russell 2000 Index 2. Get added to the Russell 2000 Index

9 Star’s corporate team is responsible for: - M&A - Strategy & Vision - Capital Allocation - Capital Markets & Bank Relationships - Management of the Investments Division - Public Company Duties - Compliance and Legal Allowing operating management to focus on operations and growth opportunities Led by Highly Experienced Management Team Jeffrey Eberwein Chief Executive Officer • Over 30 years of Wall Street experience • Founder and CEO of Lone Star Value Management • Former Portfolio Manager at Soros Fund Management and Viking Global Investors • MBA from The Wharton School and a BBA from The University of Texas Richard Coleman Chief Operating Officer • Over 30 years of executive leadership experience including as CEO of 2 other public companies • Extensive experience in technology management, operational excellence, acquisitions, and as a public company board member • MBA from Golden Gate University and a BS in Management from the US Air Force Academy • Over 9 years of M&A and investing experience • Previously worked as a research analyst at Lone Star Value Management, responsible for securities analysis spanning a variety of sectors and investment strategies • Master’s degree in Behavioral Economics and a BS in Applied Economics & Management from Cornell University Shawn Miles Executive Vice President – Finance • Over 25 years of finance experience • Served in variety of finance and control roles at PepsiCo from 2001 to 2018 • Held director roles in Financial Reporting, Financial Analysis, and Technical Accounting and Policy at PepsiCo • Certified Public Accountant Matt Diamond Chief Accounting Officer • Over 20 years of legal and accounting experience across a variety of industries • Served on the board of several public companies • Prior adjunct Professor within the International Tax and Financial Services program at Thomas Jefferson School of Law • LLM in Tax from NYU School of Law, a JD from St. Thomas University School of Law; BBA in Accounting from Middle Tennessee State University Hannah Bible Chief Legal Officer Corporate Secretary 10 Highly Experienced Board Jeffrey Eberwein Chief Executive Officer & Director • Over 25 years of Wall Street experience • Founder and CEO of Lone Star Value Management • Portfolio Manager at Soros Fund Management and Viking Global Investors • Over 15 years of small-to-mid-size company banking experience • Founder and CEO of JPalmer Collective • Former CEO of eCapital Asset Based Lending Jennifer Palmer Independent Director Louis Parks Independent Director • Over 35 years of investment management and board experience • Managing Member, COO & CFO at Tyro Capital Management, LLC • Served on several boards, public and private Todd Fruhbeis Independent Director • Over 25 years of capital markets experience • Private Investor • Former Head of Structured Product Sales and Equity Derivative Sales – Americas at HSBC Mimi Drake Board Chair & Independent Director • Over 30 years of investment management and portfolio management experience • Co-CEO of Permit Capital Advisors, LLC • Served as Founding Board Member of 100 Women in Finance Connia Nelson Independent Director • Over 30 years of human capital management experience • Former SVP & Chief HR Officer of LifeWay Christian Resources • Former SVP – Human Resources of Verizon Communications, Inc. Robert Pearse Independent Director • Over 30 years of corporate strategy and governance experience • Managing Partner of Yucatan Rock Ventures • Served as a director of several public companies 11 Star Equity Holdings is a diversified holding company with four divisions (1): Investments Investments Future Segments To be established with the potential acquisition of new verticals Business Services Building Solutions Building Solutions Business Services i i + Future bolt-on acquisitions + Future bolt-on acquisitions Star’s Current Business Divisions Other Investments Business Services Business Services Real Estate Assets Investments + Future bolt-on acquisitions Energy Services (1) On August 22, 2025, the Company completed its previously announced acquisition of Star Operating Companies, Inc. (“Star Operating”, formerly known as Star Equity Holdings, Inc.), pursuant to the Agreement and Plan of Merger, dated as of May 21, 2025 (the “Merger Agreement”), by and among the Company, Star Operating and HSON Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, on August 22, 2025, at the effective time of the merger pursuant to the Merger Agreement (the “Merger”), Merger Sub merged with and into Star Operating, with Star Operating continuing as the surviving corporation of the Merger as a wholly owned subsidiary of the Company. Effective September 5, 2025, the Company changed (i) its name to Star Equity Holdings, Inc. and (ii) its trading symbol on Nasdaq to STRR and STRRP. 12 Business Services Division (slides 17 – 21) Energy Services Division (slides 22 – 23) Investment Division (slides 24– 26) Business Divisions Current businesses: opportunities, financial highlights, and future goals Building Solutions Division (slides 13 – 16)

13 Timber Technologies (“TT”) Colfax, WI Designs and manufactures glue-laminated (“glulam”) timber columns, beams, and trusses KBS Builders (“KBS”) South Paris & Oxford, ME Designs and manufactures modular housing units for commercial and residential projects EdgeBuilder-Glenbrook (“EBGL”) Twin Cities Metro, MN Distributes building materials; Designs and manufactures wall panels for commercial and residential projects A strategic combination of Building Solutions businesses in the Midwest and Northeast USA 1) Wood-based 2) Factory-built instead of on-site construction 3) Products are renewable & sustainable 4) Secular growth trends Key Themes: Building Solutions: Overview 14 Building Solutions: Backlog Historical Backlog (USD in thousands) Q2 2024 (1) Q3 2024 Q4 2024 Q1 2025 Q2 2025 Beginning Backlog (2) $ 14,806 $ 13,957 $ 19,567 $ 17,190 $ 27,913 (+) New Orders $ 12,635 $ 19,273 $ 14,718 $ 22,841 $ 18,223 (-) Recognized Revenue $ 13,483 $ 13,663 $ 17,095 $ 12,118 $ 20,398 Ending Backlog $ 13,957 $ 19,567 $ 17,190 $ 27,913 $ 25,739 (1) Includes impact of TT from date of acquisition on May 17, 2024. (2) Backlog defined as future revenue under contract. New Orders Have Increased Over the Last Year Leading to Significant Backlog Growth 15 $28.9 $48.0 $57.1 $45.8 $53.4 $65.0 $- $10 $20 $30 $40 $50 $60 $70 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025E Revenue ($ in millions) $4.0 $3.0 $12.7 $12.2 $11.3 $16.3 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025E Gross Profit ($ in millions) $0.7 ($2.7) $6.3 $4.4 $3.1 $5.2 $(4) $(2) $- $2 $4 $6 $8 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025E Non-GAAP adj. EBITDA ($ in millions) (1) Gross Margin: FY 2020: 14.0% FY 2021: 6.3% FY 2022: 22.2% FY 2023: 26.5% FY 2024: 21.1% FY 2025E: 25.1% (1) Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation – see slide 31. (2) 1H25 results annualized. (2) (2) (2) Building Solutions: Recent Financial Highlights 16 ✓ Increase KBS’s modular manufacturing capacity and output ✓ Explore opportunities to re-open idle Oxford, Maine plant ✓ Expand presence in each of KBS, EBGL, and TT’s markets by increasing output and adding new products and services Near-Term Financial Goals: Long-term Financial Goals by Company: Mid-teens annual revenue growth (exceeding 2019 - 2024 CAGR of 6.3%) High single-digit annual revenue growthHigh single-digit annual revenue growth (exceeding 2019 - 2024 CAGR of 8.0%) & Division-wide goal of 10%+ annual revenue growth with gross margins above 25% Building Solutions: Future Goals

17 MSP service with direct talent sourcing capabilities for efficient management. White-glove executive search service for Vice Presidents and above positions. Multiple COE Advisory solutions ranging from Talent Mapping, Talent Intelligence, EVP & Employer Brand, and Social Strategies. Comprehensive Digital strategy leveraging best in class solutions to achieve critical business outcomes. Hudson Talent Solutions, is a leading global total talent solutions provider, partners with talent acquisition, HR, and procurement leaders around the world to build diverse, high-impact teams, and drive business success Customized solutions from early careers to director-level positions across all industries. RPO MSP (Managed Search Provider) “Boutique” Executive Search Talent Advisory Tampa, Florida Color legend for the geological spread of the following hub locations: Edinburgh, United Kingdom Hyderabad, Trichy, Bangalore, India Shanghai, China Manila, Philippines Dubai, United Arab Emirates Digital 1000+ Sourcing and Recruitment Specialists 20+ Languages Supported 12+ Sector Expertise COEs 6 Global Talent Hubs 30K+ Hires annually supporting clients globally 30+ Countries Supported Business Services: Overview 18 POWERED BY FUSION: Modular RPO solution that adapts to any hiring challenge. AI-powered talent intelligence platform for clarity and precision. Speed & Flexibility Faster setup, smoother implementation, and the ability to scale as your needs evolve. Consistent Experience Branded, inclusive journeys that build trust with candidates and hiring managers alike. Smarter Decisions Real-time analytics and ai-powered insights that drive better outcomes and stronger candidate experiences. Control & Confidence Centralized tools and workflows that give you visibility and consistency across every hiring stage. Fast. Flexible. Future-Ready. Fusion is built to work with your systems, not replace them. The Fusion Advantage - transforming how you hire by delivering: HUDSON FUSION Future-Ready Digital Hiring Ecosystem Hudson Fusion is our connected digital ecosystem, built to make hiring smarter, faster, and more adaptable. It combines next-gen technology, Agentic AI, and human expertise into one seamless platform — designed to remove complexity, accelerate hiring, and deliver measurable impact. Business Services: Technology-Enabled Solutions 19 RPO New Business = $42.5M $11.4M in New Logo and $31.1M in renewals and expansions from our legacy clients Gross Profit = $71.2M Relatively stable over the past four quarters RPO Adjusted EBITDA & Margin Improved versus Q2 2024 as well as Q1 2025 Rolling 4 Quarters (1) New business represents estimated Gross Profit based on total contract value. (2) Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure. (3) Adj. EBITDA margin is expressed as a percentage of Gross Profit. $- $5.0 $10.0 $15.0 $20.0 $25.0 FY24 Q2 FY24 Q3 FY24 Q4 FY25 Q1 FY25 Q2 New Business ($M) (1) New Logo Renewals & Exensions $10.4M $3.2M $3.5M $22.4M $13.4M pansions 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 $70.0 $75.0 $80.0 $85.0 $90.0 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 TTM Gross Profit and RPO Adj. EBITDA Margin (2) (3) TTM Gross Profit Margin TTM Adj. EBITDA Margin Business Services: Operating Dashboard 20 ACG Japan Jul. 2025 Coit Group Oct. 2020 Karani Oct. 2021 Hunt & Badge Aug. 2022 Hudson Singapore Nov. 2023 Executive Solutions Mar. 2024 Striver Apr. 2024 CMRG Aug. 2025 Expanded into the tech sector Expanded into India and Philippines Further expansion in India Increased market presence in Southeast Asia Entered UAE market Solidified position in Middle East market Entered Japan market Expanded employer branding and talent engagement capabilities Business Services: Acquisition History

21 Interim Goal #1 Longer-Term Goal #2 $100 million $200 million $20 million $50 million Adj. Net Revenue Adj. EBITDA Hudson Talent Solutions Performance Goals: Can be achieved organically in the next few years Timeline could be accelerated significantly by partnering with a growth capital provider o At $200 million of adjusted net revenue, Hudson Talent Solutions could generate ~$50 million of adjusted EBITDA o An external growth capital investment could be a “win-win-win” for a future capital provider, the Hudson Talent Solutions management team, and Star shareholders Business Services: Future Goals 22 Alliance Drilling Tools (“ADT”) is a drilling equipment company engaged in the rental, sale, and repair of downhole tools Energy Services: Overview Sales, Service & Logistics (Casper, WY) ADT’s facilities are located in two key markets: Water Wells Mining Geothermal Oil & Gas Corporate HQ (Evanston, WY) Sales & Service (Vernal, UT) Rocky Mountain Region ~60% of 2024 Revenue Sales, Service, Repair & Rebuild (Midland, TX) Texas ~40% of 2024 Revenue ADT serves the following end-markets:• Unique business model providing mission-critical products and high-margin sales • Operates in highly specialized industry with high barriers to entry • Diversified revenue streams, client base, and geographic footprint 23 Revenue Breakdown Energy Services: Revenue Breakdown and Goals Rentals Sales Services Replacements 0% 10% 20% 30% 40% 50% 60% 70% 2023 2024 June 2025 YTD Revenue Streams (% of Total Revenue) (1) June 2025 TTM revenue breakdown. 73% 27% Oil & Gas Mining, Waterwells, and Geothermal Revenue by End-Market (1) Long-Term Financial Goals ✓ Strategic investments to meet rising demand for ADT’s services, expand its operational capacity, service more rigs, and unlock substantial revenue potential ✓ Seeking bolt-on acquisitions Near-Term Financial Goals Goal of scaling to $10M+ in Adj. EBITDA Division-wide High single-digit annual revenue growth 24 Private Investments • Star Equity Investment Holdings retains private company debt and minority equity interests • Makes strategic investments including potential acquisition targets or JV partners Investments: Overview Real Estate • Owns, manages, and finances real estate assets of operating companies • Negotiates standalone financing to optimize financial leverage and cost of capital • Executes sale-leaseback transactions on owned real estate when attractive to do so Public Investments • Star Equity Fund manages public equity portfolio • Focuses on impact investments to unlock latent value • Could use activist approach in certain situations • Makes strategic investments including potential acquisition targets or JV partners Estimated Value $10 - $12M (1) Estimated Value $10 - $15M (1) (2) Portfolio Value $2.0M (1) (1) As of 6/30/2025, and evaluated quarterly. (2) Lower end of valuation is book value as of 6/30/2025; higher end includes original (unimpaired) value of Catalyst Equity.

25 Real Estate Assets Held Separately from OpCos to Facilitate Value Creation Big Lake, Minnesota – Glenbrook Facility 22,300 sq ft (sold for $2.7M) (1) Value estimated as of 6/30/2025. Currently Owned - Portfolio Value 5 Facilities $10 - $12 Million (1) South Paris, Maine – KBS Facility 85,000 sq ft (sold for $5.6M) Waterford, Maine 61,900 sq ft facility (sold for $1.2M) Prescott, Wisconsin – EBGL Facility 34,200 sq ft (sold for $2.6M) Sold / Leased Back Facilities Sold Oakdale, Minnesota 10,800 sq ft Leased - EBGL Facilities Hudson, Wisconsin 22,800 sq ft Oxford, Maine KBS Facility - Idle 90,000 sq ft Colfax, Wisconsin Timber Tech Facility 89,000 sq ft Evanston, Wyoming ADT Corporate HQ 21,400 sq ft Vernal, Utah ADT Sales & Service Facility 6,950 sq ft Midland, Texas ADT Sales, Service, & Repair Facility 5,000 sq ft Investments: Real Estate Assets 26 Private Investments Portfolio Value (1) Catalyst MedTech Note (2) $8.6 Million Catalyst MedTech Equity (2) (3) $1.0 Million MDOS Note $0.7 Million Total $10.3 Million (1) As of 6/30/2025, excludes investment in SVT. (2) Catalyst MedTech common equity and seller note relate to the sale of Digirad Health in May of 2023. (3) Catalyst MedTech equity original book value was $6.0M. Long-Term Financial Goals • Create value across portfolio of public and private investments • Pursue additional sale-leasebacks and other financings to unlock latent value of real estate assets Near-Term Financial Goals • Monetize real estate assets to optimize financial leverage and cost of capital across operating divisions • Make strategic investments in public equities undergoing or poised for change Public Investments Portfolio Value (1) SEF Public Equities $2.0 Million Investments: Portfolio & Future Goals 27 Jake Zabkowicz Global CEO 11 years of extensive global leadership as well as operational and business development expertise in the talent acquisition industry Thatcher Butcher President Over 20 years of experience with building and construction industry Over 25 years of building and construction experience with positions in independent sales, sales management, business development, and general management Scott Jarchow President Over 20 years of experience in management of drilling equipment supply for the oil and gas, geothermal, mining, and water-well industries Ryan Thomas President Tom Niska / Dale Schiferl Co-Operators Over 50 years of combined experience in the manufacturing of engineered wood products, Glulam beams and columns for agricultural, commercial, and residential applications. Building SolutionsBusiness Services Energy Services Business Segment Operating Teams 28 Appendix Case Studies & Supplementary Financial Information

29 Case Study: Healthcare Division* Telerhythmics Sale $2 Million Reorganization Margins DMS Sale $18.8 Million MDOS Sale $1.4 Million DHI Sale (1) $40 Million Real Estate Sales $1 Million Feb 2021 Mar 2021 May 2022 May 2023Oct 2018Sept 2018 Since announcing its transition to a diversified holding company in September 2018, Star Equity streamlined its Healthcare division through non-core asset sales and improved performance at its core business with its May 2022 reorganization, culminating in the sale of Digirad Health in May 2023. The DMS acquisition in 2016 came with non-core real estate assets that were sold off over time, which could happen again with future acquisitions. Unlocking Significant Value for Shareholders $63.2 million of value realized through portfolio optimization (1) DHI sold for $40 million despite STRR market cap being $10 million at the time * Eliminated in mid-2023 following the sale of Digirad Health (Medical Devices Business Unit) 30 Outcome – 2025 Unlocked Significant Value SVT acquired by TransDigm for $47/share • 357% premium over the pre- announcement share price Transaction Benefits • SVT gained access to financial resources and customer relationships, accelerating growth • TransDigm has a long history of integrating and scaling businesses like SVT SEF Invested in 2022 Pushed for Change • SEF campaign resulted in: 1. Termination of poison pill 2. Resignation of several unqualified long-tenured directors 3. Appointment of a new CEO, CFO, and two independent board members 4. Divestiture a legacy segment, allowing focus on its higher-margin core ATG segment 5. Initiation of an internal review to seek strategic alternatives Prior SEF Involvement in 2021 • Frustrated shareholders due to o Poor financial performance o Poor corporate governance o Lack of communication from the board • SEF recognized SVT’s strong business fundamentals o Believed value could be unlocked by aligning leadership and shareholders’ goals Case Study – Servotronics Inc. (“SVT”) SVT: designer and manufacturer of precision control components for the aerospace, industrial, and defense markets SEF owned approximately 6% of the common stock of SVT prior to TransDigm’s acquisition SEF realized ~340% return on its investment 31 Reconciliation of Non-GAAP Financials 1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items (“Adjusted EBITDA”) are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. 2. We are unable to reconcile our 2026 and long-term reported net income estimate to our 2026 and long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures. Reconciliation of Building Solutions Adjusted EBITDA In 000s FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 6M 2025 Net Income (Loss) (2,883) (7,488) 2,875 2,517 (1,578) 222 Provision for income taxes 40 - (88) (288) - - Interest expense, net 910 509 416 84 504 345 Depreciation and amortization 2,172 1,931 1,974 2,070 3,338 1,978 Unrealized (gains) losses on derivatives - (664) 768 (123) 25 (20) Losses (gains) on sale of assets - - - - 18 - Bargain purchase gain - - - (345) - - Write off of leases and intangibles - 393 - 240 (105) - Goodwill impairment 436 3,359 - - - - Stock-based compensation expense - 6 21 32 39 22 Non-recurring severance and professional fees - - - - - 36 Financing costs 68 449 355 142 24 26 SBA PPP Loan forgiveness - (1,220) - - - - Purchase accounting adjustments/acquisition expenses 65 786 15 Building Solutions Adjusted EBITDA 743 (2,725) 6,321 4,394 3,051 2,624 FY 2025E Adj. EBITDA (1H25 Annualized) 5,248 32 1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items (“Adjusted EBITDA”) are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. 2. We are unable to reconcile our 2026 and long-term reported net income estimate to our 2026 and long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures. Reconciliation of Non-GAAP Financials Reconciliation of HSON RPO Adjusted EBITDA Margin In 000s Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 HSON Adjusted Net Revenue 24,199 22,164 21,764 22,583 19,370 16,550 16,330 17,615 18,603 17,604 16,398 18,635 HSON Net Income (Loss) 955 62 354 578 533 733 (2,898) (441) (846) (585) (1,756) (688) Provision for income taxes 340 674 (139) 857 430 (778) (88) 253 298 837 32 345 Interest income, net (23) (55) (64) (130) (90) (88) (93) (94) (93) (80) (71) (54) Depreciation and amortization 356 361 348 354 374 391 397 287 358 319 283 245 Non-operating expense (income) (16) (82) (133) 50 404 (1,134) 39 95 184 (297) 71 186 Stock-based compensation expense 545 532 473 383 131 482 378 187 481 234 386 243 Non-recurring severance and professional fees 235 326 196 445 109 461 723 458 457 433 387 1,039 Compensation expense related to acquisitions 620 620 113 112 113 - - - - - - - Less: Corporate 956 745 1,140 997 837 730 1,007 910 864 648 894 882 HSON RPO Adjusted EBITDA 3,968 3,183 2,288 3,646 2,841 797 (535) 1,655 1,703 1,509 226 2,198 TTM HSON Adjusted Net Revenue 85,881 80,267 74,833 69,865 69,098 70,152 70,220 71,240 TTM HSON RPO Adjusted EBITDA 11,958 9,572 6,749 4,758 3,620 4,332 5,093 5,636 TTM HSON RPO Adjusted EBITDA Margin 13.92% 11.93% 9.02% 6.81% 5.24% 6.18% 7.25% 7.91%

33 Contact Us Jeff Eberwein CEO Rick Coleman COO Shawn Miles EVP – Finance admin@starequity.com Investor Relations The Equity Group Inc. Lena Cati Senior Vice President 212-836-9611 / lcati@theequitygroup.com